UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: January 31

Date of reporting period: January 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

January 31, 2010

Annual Report

Legg Mason

Investment Counsel

Social

Awareness

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high total return consisting of capital appreciation and current income.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Social Awareness Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Investment Counsel Social Awareness Fund for the twelve-month period ended January 31, 2010.

Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2010

II	Legg Mason Investment Counsel Social Awareness Fund

Investment commentary

Economic review

While the U.S. economy was weak during the first half of the twelve-month reporting period ended January 31, 2010, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the period.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the preliminary estimate for GDP growth was 5.9%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP data started to meaningfully improve, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through January 2010 as well. January’s PMI reading of 58.4 was its highest level since August 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes could lead to a choppy recovery. At the end of January 2010, there was a 7.8 month supply of unsold homes, up from a 7.2 month supply in December 2009. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the seventh straight month in December (on a seasonally-adjusted basis). However, according to the National Association of Realtors, existing home sales fell by 16.2% in December 2009 and 7.2% in January 2010. December’s decline was not surprising, as sales had moved higher in November as first-time home buyers rushed to complete sales before the original November deadline for the government’s $8,000 tax credit. However, with the government extending this tax credit until the end of April 2010, January’s sales decline was unexpected.

One area that remained weak — and could potentially jeopardize the economic recovery — was the labor market. While monthly job losses have moderated compared to the first quarter of 2009, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% for November and December and subsequently declined to 9.7% in January. However, according to revised U.S. Department of Labor figures, roughly 600,000 more jobs were lost in 2009 than previously reported. In addition, 8.4 million jobs have been lost since the recession officially began in December 2007.

Financial market overview

In sharp contrast to 2008, which was characterized by upheaval in the financial markets, periods of extreme volatility, illiquidity and heightened risk aversion, the twelve-month period ended January 31, 2010 was largely a return to more normal conditions and increased investor risk appetite.

In the U.S. equity market, stock prices, as measured by the S&P 500 Indexiv, rose during nine of the twelve months of the reporting period. In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. There were a number of factors contributing to the turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)v.

While economic news often surprised on the upside during the reporting period, incoming economic data did not suggest a dramatic rebound in growth in 2010. Given this, the Fed kept the federal funds ratevi in a range of 0 to 1/4 percent during each of its eight meetings during the period. At its meeting in January 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, after the reporting period ended, the Fed did take a first step in reversing its accommodative

Legg Mason Investment Counsel Social Awareness Fund	III

Investment commentary (cont’d)

monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also expects to end its $1.25 trillion mortgage securities purchase program by the end of the first quarter of 2010.

Equity market review

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, rallied and, overall, generated strong results during the twelve-month reporting period. The S&P 500 Index fell 10.65% in February 2009, due to the rapidly weakening global economy, continued strains in the credit market and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then moved sharply and posted positive returns during the next seven months. The market’s ascent was the result of optimism that the economy was gaining traction and that corporate profits would continue to improve.

The market then moved in fits and starts during the last four months of the reporting period, and the S&P 500 Index declined 3.60% in January 2010. The market’s step backward at the start of 2010 was attributed to investor concerns regarding the sustainability of the economic recovery, whether Fed Chairman Bernanke would be confirmed for a second term and potential new regulations and taxes levied at the banking industry. Despite January’s decline, the S&P 500 Index returned 33.14% over the twelve-month reporting period ended January 31, 2010.

Looking at the U.S. stock market more closely, mid- and small-cap stocks generated the best returns, with the Russell Midcapvii and Russell 2000viii Indices returning 46.63% and 37.82%, respectively. In contrast, the large-cap Russell 1000 Indexix rose 34.81%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 37.94% and 31.84%, respectively.

Fixed-income market review

Looking back at the tail end of 2008, investors fled fixed-income securities that were seen as being risky and flocked to the relative safety of short-term Treasuries, driving the latter’s prices higher and their yields to historically low levels. In contrast, non-Treasury spreads widened to historically wide levels in some cases, as the market priced in worst-case scenarios. This caused nearly every spread sector (non-Treasury) to lag equal-durationxii Treasuries in 2008. While this trend continued in early 2009, some encouraging economic data and a thawing of the once frozen credit markets helped bolster investor confidence. In a stunning turnaround, by the end of the first quarter of 2009, risk aversion had been replaced by robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the remainder of the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were relatively low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.94% and 2.87%, respectively, two- and ten-year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.82% and 3.63%, respectively. Over the twelve months ended January 31, 2010, longer-term yields moved higher as economic data improved and there were fears of future inflation given the government’s massive stimulus program. With risk aversion being replaced with robust risk appetite, spread sector prices moved higher. For the twelve months ended January 31, 2010, the Barclays Capital U.S. Aggregate Indexxiii returned 8.51%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2010

IV	Legg Mason Investment Counsel Social Awareness Fund

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

[v]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xiii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Investment Counsel Social Awareness Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high total return consisting of capital appreciation and current income. The Fund invests primarily in common stocks and other equity securities of U.S. companies that we believe are undervalued and have above-average potential for growth. Our rigorous stock selection process is based upon proprietary fundamental analysis combined with a top-down approach to portfolio construction. We seek to invest in companies that exhibit superior characteristics including solid long-term earnings growth, high sustainable profitability, quality management, sound capital structure, strong cash-flow and reasonable valuation.

The Fund targets a 30% investment (normally between 25% and 35%) in fixed-income securities, primarily investment grade and which may be of any maturity. Our fixed-income strategy utilizes fundamental analysis and an assessment of relative value within the context of current market conditions, expected interest rate movements, changes in the shape of the yield curvei, and fluctuations in sector spreads. We employ a disciplined approach, constantly assessing market conditions in order to identify market anomalies. The Fund may invest a portion of its assets in equity and debt securities of foreign issuers.

As a component of the selection process, we utilize our proprietary social research to determine whether considered companies make a positive contribution to society through their products and services and through the way they conduct business. Specifically, we focus on companies that:

•	Have fair and reasonable employment practices

•	Contribute to the general well-being of the citizens of its host communities and countries and have respect for human rights

•	Utilize strategies to minimize the negative impact of business activities on the environment

•	Do not manufacture nuclear weapons or other weapons of mass destruction or derive more than 5% of their revenue from the production of non-nuclear weaponry

•	Do not derive more than 5% of their revenue from the production or sale of tobacco products

Q. What were the overall market conditions during the Fund’s reporting period?

A. The strong market rally that began in March 2009 continued over the final three quarters of 2009. Despite a decline of 3.60% in January 2010, the S&P 500 Indexii returned 33.14% for the twelve months ended January 31, 2010. In the fourth quarter of 2009, riskier assets continued to outperform in most categories: emerging market equities generally did better than stocks in developed markets, high-yield bonds returned more than investment grade bonds, and small-cap stocks outpaced large-cap stocks. The magnitude of this outperformance, however, was markedly less than in the preceding two quarters. Top-line growth will likely be a requirement for corporate earnings growth, as companies have realized almost all the margin expansion they can from cost cutting. In selecting stocks for the Fund, we continue to emphasize the importance of companies that have the flexibility to invest in ongoing productivity improvements, as well as in new products and growth initiatives. In our opinion, access to overseas markets, both to expand production and to tap into new and growing sources of consumption, will be a key differentiator in corporate profits.

Fixed-income returns were bifurcated over the reporting period. Ten- and thirty-year U.S. Treasury securities declined 3.31% and 11.14%, respectively, over the twelve months ended January 31, 2010. In contrast, corporate bonds, especially those of lower quality, generated strong performance for the period, as spreads tightened from the oversold levels at the height of the crisis. The overall corporate bond sector returned 20.08% for the period.1 Yields on U.S. Treasury securities had dropped to near record lows at the end of 2008 as investors around the world sought the relative safety of U.S. government bonds. As the recovery unfolded throughout 2009, investors began selling their “safe haven” U.S. Treasury securities in favor of higher risk/return investments. Coupled with a flood of supply to finance the various

[1]	All returns cited represent respective position and/or sector return within the Barclays Capital U.S. Aggregate Index.

Legg Mason Investment Counsel Social Awareness Fund	1

Fund overview (cont’d)

stimulus packages, yields rose across the Treasury yield curve on all maturities exclusive of two-year Treasuries. For example, yields on five- and ten-year U.S. Treasury securities rose from 1.85% to 2.34% and from 2.87% to 3.63%, respectively.

We believe deficit spending and Treasury supply will continue to be dominant factors in 2010, neither of which is supportive of owning U.S. Treasury securities. At the beginning of 2009, yields were so low that we saw no value in owning U.S. Treasury securities. As we begin 2010, yields are obviously higher from the “flight to quality” levels seen last year, but borrowing needs of the U.S. Department of the Treasury remain sizable and we believe higher rates will be required to entice investors.

Q. How did we respond to these changing market conditions?

A. The equity portion of the Fund was actively managed during the reporting period. Actions taken included:

•

Increasing exposure to stocks in the Information Technology (“IT”), Industrials and Consumer Discretionary sectors. As the economic and market recovery took hold, we anticipated that these sectors would outperform.

•	Reducing exposure to the Consumer Staples and Health Care sectors.

The fixed-income portion of the Fund was also actively managed during the time period. Actions taken included:

•

Overweighting the corporate sector and adding front-pay commercial mortgage-backed securities (“CMBS”). There was tremendous demand for spread product and incremental yield by investors. This was a period where technicals outpaced fundamentals.

•

The flight to quality trade ended abruptly one year ago. In the face of an economy with an outsized deficit and the need to fund it, we expected Treasuries to be poor performers for the period and, therefore, underweighted the sector.

Performance review

For the twelve months ended January 31, 2010, Class A shares of Legg Mason Investment Counsel Social Awareness Fund, excluding sales charges, returned 27.08%. The Fund’s unmanaged benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Indexiii, returned 33.14% and 8.51%, respectively, over the same time frame. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)iv returned 25.71% for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 returned 29.20% over the same time frame.

Performance Snapshot as of January 31, 2010
(Excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Investment Counsel Social Awareness Fund:
Class A	8.50%	27.08%
Class B	7.84%	25.67%
Class C	8.21%	26.40%
Class I	8.77%	27.67%
S&P 500 Index	9.87%	33.14%
Barclays Capital U.S. Aggregate Index	3.87%	8.51%
Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)	8.12%	25.71%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[1]	8.03%	29.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated May 31, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.26%, 2.30%, 1.87% and 1.03%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 658 funds for the six-month period and among the 636 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Investment Counsel Social Awareness Fund

Q. What were the leading contributors to performance?

A. In terms of the Fund’s equity portion of the portfolio, both stock selection and sector allocation decisions added value relative to the S&P 500 Index. Specifically, stocks we selected in the IT, Health Care, Energy and Telecommunication Services sectors were among the most significant contributors to relative performance. From a sector allocation perspective, the Fund’s overall positioning enhanced results. This was largely due to our overweight to the Materials sector and underweight to the Utilities sector.

In the fixed-income portion of the portfolio, both durationv and sector allocation enhanced performance relative to the Barclays Capital U.S. Aggregate Index. We ended the period with a duration of approximately 93% of that of the benchmark. As yields increased throughout the year, this contributed to performance. Our overweights to the corporate sub-sectors of Industrials and Financials and underweights to U.S. Agencies and U.S. Treasury securities also enhanced relative results, as there was tremendous investor demand for securities with spread (incremental yield over U.S. Treasury securities).

Q. What were the leading detractors from performance?

A. In terms of the Fund’s equity portion of the portfolio, stocks we selected in the Financials and Consumer Discretionary sectors detracted from performance. From a sector allocation perspective, the Fund’s results were negatively impacted by our overweight to the Consumer Staples sector.

In the fixed-income portion of the portfolio, term structure detracted from performance as we entered into a barbellvi structure early. As the U.S. Treasury yield curve continued to steepen over the period, the overweight of longer securities hurt performance. Our up-in-quality bias also hindered performance as lower-quality securities outperformed during this period. We think this movement has been overdone and expect the relative values to retrace some of their exaggerated movements in the near future.

Thank you for your investment in Legg Mason Investment Counsel Social Awareness Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment and social goals.

Sincerely,

Ronald T. Bates

Portfolio Manager (Equity Portion)

Legg Mason Investment Counsel, LLC

David K. Kafes

Portfolio Manager (Fixed-Income Portion)

Legg Mason Investment Counsel, LLC

February 16, 2010

RISKS: The Fund invests in both equity and fixed-income securities. Stock prices are subject to market fluctuations and fixed-income securities are subject to credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Also, because the Fund uses social awareness criteria, there may be a smaller universe of investments. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of January 31, 2010 were: Financials (16.2%), Information Technology (14.6%), Health Care (11.8%), Consumer Staples (9.3%) and Energy (8.8%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	A barbell portfolio is a portfolio of bonds distributed like the shape of a barbell, with most of the portfolio in short-term and long-term bonds, but few bonds in intermediate maturities.

Legg Mason Investment Counsel Social Awareness Fund	3

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2010 and January 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

4	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2009 and held for the six months ended January 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	8.50%	$1,000.00	$1,085.00	1.25%	$6.57
Class B	7.84	1,000.00	1,078.40	2.49	13.04
Class C	8.21	1,000.00	1,082.10	1.78	9.34
Class I	8.77	1,000.00	1,087.70	0.80	4.21

[1]	For the six months ended January 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Class A	5.00%	$1,000.00	$1,018.90	1.25%	$6.36
Class B	5.00	1,000.00	1,012.65	2.49	12.63
Class C	5.00	1,000.00	1,016.23	1.78	9.05
Class I	5.00	1,000.00	1,021.17	0.80	4.08

[1]	For the six months ended January 31, 2010.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	5

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/10	27.08%	25.67%	26.40%	27.67%
Five Years Ended 1/31/10	1.26	0.24	0.64	N/A
Ten Years Ended 1/31/10	0.91	0.22	0.23	N/A
Inception* through 1/31/10	6.73	7.32	5.53	-2.64

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 1/31/10	19.74%	20.67%	25.40%	27.67%
Five Years Ended 1/31/10	0.07	0.10	0.64	N/A
Ten Years Ended 1/31/10	0.32	0.22	0.23	N/A
Inception* through 1/31/10	6.37	7.32	5.53	-2.64

Cumulative total returns
Without sales charges[1]
Class A (1/31/00 through 1/31/10)	9.52%
Class B (1/31/00 through 1/31/10)	2.20
Class C (1/31/00 through 1/31/10)	2.35
Class I (Inception date of 7/24/08 through 1/31/10)	-3.99

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and I shares are November 6, 1992, February 2, 1987, May 5, 1993 and July 24, 2008.

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Investment Counsel Social Awareness Fund vs. S&P 500 Index, Barclays Capital U.S. Aggregate Index and Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%)† — January 2000 - January 2010

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on January 31, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2010. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Blended S&P 500 Index (70%) and Barclays Capital U.S. Aggregate Index (30%) has been prepared by the managers. It consists of 70% of the performance of the S&P 500 Index and 30% of the Barclays Capital U.S. Aggregate Index. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

6	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

Schedule of investments

January 31, 2010

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Common Stocks — 69.1%
Consumer Discretionary — 6.0%
Hotels, Restaurants & Leisure — 1.1%
Yum! Brands Inc.	53,690	$1,836,735
Multiline Retail — 1.5%
Target Corp.	48,520	2,487,620
Specialty Retail — 1.1%
Lowe’s Cos. Inc.	79,410	1,719,227
Textiles, Apparel & Luxury Goods — 2.3%
Coach Inc.	43,190	1,506,467
V.F. Corp.	29,430	2,119,843
Total Textiles, Apparel & Luxury Goods		3,626,310
Total Consumer Discretionary		9,669,892
Consumer Staples — 8.6%
Beverages — 1.8%
PepsiCo Inc.	49,430	2,947,017
Food & Staples Retailing — 1.7%
CVS Caremark Corp.	83,140	2,691,242
Food Products — 2.6%
Darling International Inc.	78,280	609,801	*
General Mills Inc.	49,530	3,531,984
Total Food Products		4,141,785
Household Products — 2.5%
Procter & Gamble Co.	64,440	3,966,282
Total Consumer Staples		13,746,326
Energy — 8.3%
Energy Equipment & Services — 2.7%
FMC Technologies Inc.	27,560	1,465,365	*
National-Oilwell Varco Inc.	67,409	2,757,028
Total Energy Equipment & Services		4,222,393
Oil, Gas & Consumable Fuels — 5.6%
Apache Corp.	45,500	4,494,035
BP PLC, ADR	80,971	4,544,093
Total Oil, Gas & Consumable Fuels		9,038,128
Total Energy		13,260,521
Financials — 8.8%
Capital Markets — 3.2%
Charles Schwab Corp.	92,360	1,689,265
Goldman Sachs Group Inc.	7,910	1,176,375
State Street Corp.	53,900	2,311,232
Total Capital Markets		5,176,872
Commercial Banks — 2.8%
Comerica Inc.	49,380	1,704,104
U.S. Bancorp	109,970	2,758,047
Total Commercial Banks		4,462,151
Diversified Financial Services — 0.8%
Bank of America Corp.	91,470	1,388,515

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	7

Schedule of investments (cont’d)

January 31, 2010

Legg Mason Investment Counsel Social Awareness Fund

Security	Shares	Value
Insurance — 2.0%
Arch Capital Group Ltd.	44,670	$3,195,692	*
Total Financials		14,223,230
Health Care — 9.8%
Biotechnology — 4.1%
BioMarin Pharmaceutical Inc.	55,327	1,075,004	*
Celgene Corp.	45,880	2,605,066	*
Gilead Sciences Inc.	60,650	2,927,576	*
Total Biotechnology		6,607,646
Health Care Equipment & Supplies — 3.9%
Covidien PLC	55,160	2,788,889
Inverness Medical Innovations Inc.	40,440	1,632,563	*
Stryker Corp.	34,140	1,772,549
Total Health Care Equipment & Supplies		6,194,001
Health Care Providers & Services — 1.8%
Express Scripts Inc.	35,170	2,949,356	*
Total Health Care		15,751,003
Industrials — 7.1%
Building Products — 1.1%
Masco Corp.	128,100	1,737,036
Commercial Services & Supplies — 3.5%
Covanta Holding Corp.	136,530	2,389,275	*
Republic Services Inc.	79,354	2,125,894
Tetra Technology Inc.	51,350	1,162,564	*
Total Commercial Services & Supplies		5,677,733
Construction & Engineering — 0.7%
Quanta Services Inc.	63,740	1,161,343	*
Electrical Equipment — 1.1%
Emerson Electric Co.	41,028	1,704,303
Machinery — 0.7%
Deere & Co.	23,789	1,188,260
Total Industrials		11,468,675
Information Technology — 14.2%
Communications Equipment — 3.9%
Cisco Systems Inc.	103,790	2,332,161	*
Corning Inc.	110,630	2,000,191
Juniper Networks Inc.	78,880	1,958,590	*
Total Communications Equipment		6,290,942
Computers & Peripherals — 2.2%
Apple Inc.	8,810	1,692,577	*
NetApp Inc.	63,410	1,847,134	*
Total Computers & Peripherals		3,539,711
Internet Software & Services — 2.4%
eBay Inc.	74,780	1,721,436	*
Google Inc., Class A Shares	4,080	2,160,033	*
Total Internet Software & Services		3,881,469
IT Services — 2.5%
Accenture PLC, Class A Shares	58,080	2,380,699

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security			Shares	Value
IT Services — continued
Lender Processing Services Inc.			43,710	$1,694,200
Total IT Services				4,074,899
Semiconductors & Semiconductor Equipment — 2.3%
Broadcom Corp., Class A Shares			37,790	1,009,749	*
Marvell Technology Group Ltd.			84,830	1,478,587	*
Varian Semiconductor Equipment Associates Inc.			40,520	1,188,451	*
Total Semiconductors & Semiconductor Equipment				3,676,787
Software — 0.9%
Amdocs Ltd.			48,970	1,400,052	*
Total Information Technology				22,863,860
Materials — 2.2%
Chemicals — 1.3%
Air Products & Chemicals Inc.			13,129	997,279
Potash Corp. of Saskatchewan Inc.			11,110	1,103,778
Total Chemicals				2,101,057
Construction Materials — 0.3%
Martin Marietta Materials Inc.			6,600	522,588
Metals & Mining — 0.6%
Cliffs Natural Resources Inc.			24,100	962,795
Total Materials				3,586,440
Telecommunication Services — 1.9%
Wireless Telecommunication Services — 1.9%
America Movil SAB de CV, Series L Shares, ADR			34,280	1,496,322
American Tower Corp., Class A Shares			35,305	1,498,697	*
Total Telecommunication Services				2,995,019
Utilities — 2.2%
Electric Utilities — 2.2%
Exelon Corp.			32,500	1,482,650
Northeast Utilities			83,200	2,106,624
Total Utilities				3,589,274
Total Common Stocks (Cost — $94,347,518)				111,154,240

	Rate	Maturity Date	Face Amount
Asset-Backed Securities — 0.4%
Financials — 0.4%
Automobiles — 0.4%
Honda Auto Receivables Owner Trust	4.470%	1/18/12	$361,397	367,797
Hyundai Auto Receivables Trust	5.260%	11/15/12	286,502	287,117
Total Asset-Backed Securities (Cost — $664,875)				654,914
Collateralized Mortgage Obligations — 4.5%
Banc of America Commercial Mortgage Inc.	5.037%	11/10/42	738,000	763,639	(a)
Banc of America Commercial Mortgage Inc.	5.611%	5/10/45	210,845	215,414
Bear Stearns Commercial Mortgage Securities	4.240%	8/13/39	341,526	342,442	(a)
Commercial Mortgage Pass-Through Certificates	7.416%	8/15/33	149,884	150,901	(a)
Credit Suisse First Boston Mortgage Securities Corp.	6.505%	2/15/34	390,847	402,463
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/15/18	1,688,309	1,765,959

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	9

Schedule of investments (cont’d)

January 31, 2010

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
GMAC Commercial Mortgage Securities Inc.	4.760%	8/10/38	$832,475	$850,770
JPMorgan Chase Commercial Mortgage Securities Corp.	5.201%	8/12/37	472,893	488,719	(a)
JPMorgan Chase Commercial Mortgage Securities Corp.	4.302%	1/15/38	1,161,293	1,165,286
LB-UBS Commercial Mortgage Trust	4.912%	4/15/30	440,000	446,603
Morgan Stanley Dean Witter Capital I Inc.	6.390%	7/15/33	298,425	312,037
TIAA Seasoned Commercial Mortgage Trust	5.669%	8/15/39	323,295	335,047	(a)
Total Collateralized Mortgage Obligations (Cost — $7,147,523)				7,239,280
Corporate Bonds & Notes — 13.5%
Consumer Discretionary — 1.4%
Media — 1.0%
Comcast Corp., Bonds	5.650%	6/15/35	600,000	562,905
Walt Disney Co., Medium-Term Notes, Global Notes	5.700%	7/15/11	1,000,000	1,066,574
Total Media				1,629,479
Specialty Retail — 0.4%
Home Depot Inc., Senior Notes	5.200%	3/1/11	700,000	730,420
Total Consumer Discretionary				2,359,899
Consumer Staples — 0.7%
Beverages — 0.4%
PepsiCo Inc., Senior Notes	5.000%	6/1/18	655,000	698,150
Household Products — 0.3%
Procter & Gamble Co., Senior Notes	4.600%	1/15/14	430,000	464,162
Total Consumer Staples				1,162,312
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Apache Corp., Senior Notes	5.250%	4/15/13	750,000	816,659
Financials — 7.0%
Capital Markets — 0.7%
BlackRock Inc., Senior Notes	3.500%	12/10/14	415,000	416,380
Goldman Sachs Group Inc., Senior Notes	5.700%	9/1/12	715,000	779,253
Total Capital Markets				1,195,633
Commercial Banks — 1.3%
Bank of Nova Scotia, Senior Notes	2.250%	1/22/13	80,000	80,818
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	435,000	447,795
National City Bank, Subordinated Notes	6.200%	12/15/11	390,000	420,208
Wells Fargo Bank NA, Subordinated Notes	6.450%	2/1/11	700,000	738,883
Westpac Banking Corp., Senior Notes	4.200%	2/27/15	450,000	466,129
Total Commercial Banks				2,153,833
Consumer Finance — 2.2%
HSBC Finance Corp., Notes	6.375%	10/15/11	750,000	802,034
John Deere Capital Corp., Medium-Term Notes	5.650%	7/25/11	700,000	748,189
SLM Corp., Medium-Term Notes	5.000%	10/1/13	2,175,000	1,991,576
Total Consumer Finance				3,541,799
Diversified Financial Services — 2.3%
Bank of America Corp., Senior Notes	5.625%	10/14/16	1,000,000	1,038,712
Countrywide Home Loans Inc., Medium-Term Notes	4.000%	3/22/11	1,000,000	1,031,626
IBM International Group Capital LLC, Senior Notes	5.050%	10/22/12	650,000	709,627

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
National Rural Utilities Cooperative Finance Corp., Medium-Term Notes	8.000%	3/1/32	$540,000	$661,027
Private Export Funding Corp.	4.974%	8/15/13	190,000	208,818
Total Diversified Financial Services				3,649,810
Insurance — 0.4%
Genworth Financial Inc., Senior Notes	6.500%	6/15/34	675,000	571,971
Real Estate Investment Trusts (REITs) — 0.1%
Simon Property Group LP, Senior Notes	4.200%	2/1/15	100,000	101,725
Total Financials				11,214,771
Health Care — 2.0%
Health Care Equipment & Supplies — 0.1%
Stryker Corp., Senior Notes	3.000%	1/15/15	180,000	182,193
Pharmaceuticals — 1.9%
Abbott Laboratories, Senior Notes	5.600%	11/30/17	650,000	721,418
AstraZeneca PLC, Senior Notes	5.400%	9/15/12	850,000	933,699
Merck & Co. Inc., Senior Notes	4.000%	6/30/15	355,000	374,704
Novartis Capital Corp., Senior Notes	4.125%	2/10/14	470,000	498,607
Wyeth, Notes	5.500%	2/15/16	425,000	469,972
Total Pharmaceuticals				2,998,400
Total Health Care				3,180,593
Industrials — 0.5%
Road & Rail — 0.5%
Norfolk Southern Corp., Senior Notes	7.250%	2/15/31	650,000	784,712
Information Technology — 0.4%
Computers & Peripherals — 0.3%
Hewlett-Packard Co., Senior Notes	4.250%	2/24/12	410,000	434,042
Software — 0.1%
Microsoft Corp., Senior Notes	2.950%	6/1/14	205,000	210,157
Total Information Technology				644,199
Materials — 0.4%
Chemicals — 0.4%
Potash Corp. of Saskatchewan Inc., Senior Notes	5.875%	12/1/36	600,000	606,601
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
Verizon Communications Inc., Senior Notes	5.350%	2/15/11	1,000,000	1,047,673
Total Corporate Bonds & Notes (Cost — $21,098,609)				21,817,419
Mortgage-Backed Securities — 7.5%
FHLMC — 5.3%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	9/1/37	417,325	447,831
Gold	5.000%	3/1/19-7/1/35	3,352,299	3,530,888
Gold	4.500%	6/1/21	991,051	1,040,999
Gold	6.000%	2/1/22-2/1/36	1,694,933	1,820,520
Gold	6.500%	1/1/37	784,556	848,402
Gold	5.500%	2/1/37	747,684	793,870
Total FHLMC				8,482,510

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	11

Schedule of investments (cont’d)

January 31, 2010

Legg Mason Investment Counsel Social Awareness Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — 1.3%
Federal National Mortgage Association (FNMA)	6.500%	3/1/29	$159	$174
Federal National Mortgage Association (FNMA)	4.500%	2/1/35	528,769	538,217
Federal National Mortgage Association (FNMA)	5.500%	6/1/36-11/1/36	189,510	201,128
Federal National Mortgage Association (FNMA)	6.000%	5/1/37-9/1/37	1,337,278	1,432,732
Total FNMA				2,172,251
GNMA — 0.9%
Government National Mortgage Association (GNMA) I	5.000%	12/15/35	1,253,188	1,312,603
Government National Mortgage Association (GNMA) II	7.000%	11/20/36	146,258	159,554
Total GNMA				1,472,157
Total Mortgage-Backed Securities (Cost — $11,270,543)				12,126,918
U.S. Government & Agency Obligations — 2.6%
U.S. Government Agencies — 0.9%
Federal Agricultural Mortgage Corp. (FAMC), Notes	2.875%	12/17/14	462,000	458,566
Federal Home Loan Mortgage Corp. (FHLMC), Notes	3.500%	12/23/19	530,000	525,229
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	303,000	372,325
Total U.S. Government Agencies				1,356,120
U.S. Government Obligations — 1.7%
U.S. Treasury Bonds	3.500%	2/15/39	2,280,000	1,910,927
U.S. Treasury Bonds	4.375%	11/15/39	712,000	696,648
U.S. Treasury Notes	3.125%	5/15/19	189,000	182,548
Total U.S. Government Obligations				2,790,123
Total U.S. Government & Agency Obligations (Cost — $4,240,788)				4,146,243
Total Investments Before Short-Term Investment (Cost — $138,769,856)				157,139,014
Short-Term Investment — 2.3%
Repurchase Agreement — 2.3%
Goldman Sachs & Co. repurchase agreement dated 1/29/10; Proceeds at maturity — $3,662,364; (Fully collateralized by U.S. government agency obligation, 1.125% due 12/15/11; Market value — $3,737,522) (Cost — $3,662,340)	0.080%	2/1/10	3,662,340	3,662,340
Total Investments — 99.9% (Cost — $142,432,196#)				160,801,354
Other Assets in Excess of Liabilities — 0.1%				119,191
Total Net Assets — 100.0%				$160,920,545

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2010.

#	Aggregate cost for federal income tax purposes is $142,807,901.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

Statement of assets and liabilities

January 31, 2010

Assets:
Investments, at value (Cost — $142,432,196)	$160,801,354
Dividends and interest receivable	598,354
Receivable for Fund shares sold	150,697
Prepaid expenses	13,496
Total Assets	161,563,901

Liabilities:
Payable for Fund shares repurchased	307,473
Investment management fee payable	91,820
Distribution fees payable	54,561
Trustees’ fees payable	30,867
Accrued expenses	158,635
Total Liabilities	643,356
Total Net Assets	$160,920,545

Net Assets:
Par value (Note 7)	$108
Paid-in capital in excess of par value	157,860,786
Undistributed net investment income	93,623
Accumulated net realized loss on investments	(15,403,130)
Net unrealized appreciation on investments	18,369,158
Total Net Assets	$160,920,545

Shares Outstanding:
Class A	8,843,296
Class B	1,261,811
Class C	668,733
Class I	3,088

Net Asset Value:
Class A (and redemption price)	$14.92
Class B*	$14.97
Class C*	$15.07
Class I (and redemption price)	$14.92
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.83

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	13

Statement of operations

For the Year Ended January 31, 2010

Investment Income:
Interest	$2,206,570
Dividends	1,728,720
Less: Foreign taxes withheld	(798)
Total Investment Income	3,934,492

Expenses:
Investment management fee (Note 2)	995,577
Distribution fees (Notes 2 and 5)	604,252
Transfer agent fees (Note 5)	438,996
Shareholder reports (Note 5)	75,713
Registration fees	65,937
Legal fees	25,067
Audit and tax	20,480
Trustees’ fees	11,083
Insurance	5,208
Custody fees	1,700
Miscellaneous expenses	8,747
Total Expenses	2,252,760
Net Investment Income	1,681,732

Realized and Unrealized Gain (loss) on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(5,492,564)
Change in Net Unrealized Appreciation/Depreciation From Investments	39,864,942
Net Gain on Investments	34,372,378
Increase in Net Assets from Operations	$36,054,110

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

Statements of changes in net assets

For the Years Ended January 31,	2010	2009

Operations:
Net investment income	$1,681,732	$2,215,963
Net realized loss	(5,492,564)	(8,747,506)
Change in net unrealized appreciation/depreciation	39,864,942	(48,933,378)
Increase (Decrease) in Net Assets From Operations	36,054,110	(55,464,921)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,789,785)	(2,401,556)
Decrease in Net Assets from Distributions to Shareholders	(1,789,785)	(2,401,556)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	11,495,431	15,695,176
Reinvestment of distributions	1,750,203	2,315,085
Cost of shares repurchased	(30,492,402)	(47,911,926)
Decrease in Net Assets From Fund Share Transactions	(17,246,768)	(29,901,665)
Increase (Decrease) in Net Assets	17,017,557	(87,768,142)

Net Assets:
Beginning of year	143,902,988	231,671,130
End of year*	$160,920,545	$143,902,988
*Includes undistributed net investment income of:	$93,623	$136,250

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 11.90	$ 16.46	$ 21.12	$ 21.06	$ 21.43

Income (loss) from operations:
Net investment income	0.17	0.20	0.27	0.28	0.23
Net realized and unrealized gain (loss)	3.03	(4.55)	0.37	1.62	0.23
Total income (loss) from operations	3.20	(4.35)	0.64	1.90	0.46

Less distributions from:
Net investment income	(0.18)	(0.21)	(0.27)	(0.29)	(0.27)
Net realized gains	—	—	(5.03)	(1.55)	(0.56)
Total distributions	(0.18)	(0.21)	(5.30)	(1.84)	(0.83)

Net asset value, end of year	$14.92	$11.90	$16.46	$21.12	$21.06
Total return[2]	27.08%	(26.64)%	1.94%	9.60%[3]	2.20%[3]

Net assets, end of year (000s)	$131,913	$114,042	$179,496	$201,214	$221,736

Ratios to average net assets:
Gross expenses	1.29%	1.26%	1.20%	1.19%[4]	1.15%
Net expenses	1.29	1.26	1.20	1.18 [4,5]	1.15
Net investment income	1.28	1.33	1.31	1.36	1.07

Portfolio turnover rate	29%	42%	79%	47%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	See Note 11 to the financial statements.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.16% and 1.15%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 11.95	$ 16.53	$ 21.19	$ 21.14	$ 21.51

Income (loss) from operations:
Net investment income	0.02	0.04	0.06	0.08	0.05
Net realized and unrealized gain (loss)	3.04	(4.56)	0.37	1.61	0.24
Total income (loss) from operations	3.06	(4.52)	0.43	1.69	0.29

Less distributions from:
Net investment income	(0.04)	(0.06)	(0.06)	(0.09)	(0.10)
Net realized gains	—	—	(5.03)	(1.55)	(0.56)
Total distributions	(0.04)	(0.06)	(5.09)	(1.64)	(0.66)

Net asset value, end of year	$14.97	$11.95	$16.53	$21.19	$21.14
Total return[2]	25.67%	(27.39)%	0.91%	8.45%[3]	1.34%[3]

Net assets, end of year (000s)	$18,884	$20,958	$39,401	$58,297	$75,702

Ratios to average net assets:
Gross expenses	2.46%	2.30%	2.23%	2.17%[4]	2.00%
Net expenses	2.46	2.30	2.23	2.17 [4,5]	2.00
Net investment income	0.12	0.28	0.29	0.37	0.23

Portfolio turnover rate	29%	42%	79%	47%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	See Note 11 to the financial statements.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.14%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2010	2009	2008	2007	2006

Net asset value, beginning of year	$ 12.02	$16.62	$ 21.28	$ 21.21	$ 21.57

Income (loss) from operations:
Net investment income	0.10	0.11	0.15	0.16	0.08
Net realized and unrealized gain (loss)	3.06	(4.58)	0.37	1.62	0.24
Total income (loss) from operations	3.16	(4.47)	0.52	1.78	0.32

Less distributions from:
Net investment income	(0.11)	(0.13)	(0.15)	(0.16)	(0.12)
Net realized gains	—	—	(5.03)	(1.55)	(0.56)
Total distributions	(0.11)	(0.13)	(5.18)	(1.71)	(0.68)

Net asset value, end of year	$15.07	$12.02	$16.62	$21.28	$21.21
Total return[2]	26.40%	(27.06)%	1.32%	8.88%[3]	1.50%[3]

Net assets, end of year (000s)	$10,078	$8,888	$12,774	$14,553	$17,240

Ratios to average net assets:
Gross expenses	1.80%	1.87%	1.81%	1.83%[4]	1.87%
Net expenses	1.80	1.87	1.81	1.79 [4,5]	1.87
Net investment income	0.77	0.73	0.71	0.75	0.35

Portfolio turnover rate	29%	42%	79%	47%	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	See Note 11 to the financial statements.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.80% and 1.76%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2010	2009[2]

Net asset value, beginning of year	$11.90	$15.98

Income (loss) from operations:
Net investment income	0.24	0.13
Net realized and unrealized gain (loss)	3.02	(4.08)
Total income (loss) from operations	3.26	(3.95)

Less distributions from:
Net investment income	(0.24)	(0.13)
Total distributions	(0.24)	(0.13)

Net asset value, end of year	$14.92	$11.90
Total return[3]	27.67%	(24.80)%

Net assets, end of year (000s)	$46	$ 15

Ratios to average net assets:
Gross expenses	0.81%	1.03%[4]
Net expenses	0.81 [5]	1.03 [4]
Net investment income	1.71	1.81 [4]

Portfolio turnover rate	29%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 24, 2008 (inception date) to January 31, 2009.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Investment Council Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

20	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$111,154,240	—	—	$111,154,240
Asset-backed securities	—	$654,914	—	654,914
Collateralized mortgage obligations	—	7,239,280	—	7,239,280
Corporate bonds & notes	—	21,817,419	—	21,817,419
Mortgage-backed securities	—	12,126,918	—	12,126,918
U.S. government & agency obligations	—	4,146,243	—	4,146,243
Total long-term investments	$111,154,240	$45,984,774	—	$157,139,014
Short-term investment†	—	3,662,340	—	3,662,340
Total investments	$111,154,240	$49,647,114	—	$160,801,354

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	21

Notes to financial statements (cont’d)

accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$65,426	$(65,426)

(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments. For its services, LMPFA pays LMIC 70% of the net management fee it receives from the Fund.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

22	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2010, LMIS and its affiliates received sales charges of approximately $21,200 on sales of the Fund’s Class A shares. In addition, for the year ended January 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$22,600	$300

*	Amount represents less than $100.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of January 31, 2010, the Fund had $24,360 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$36,561,738	$6,375,843
Sales	49,788,041	11,147,799

At January 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,003,560
Gross unrealized depreciation	(5,010,107)
Net unrealized appreciation	$17,993,453

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended January 31, 2010, the Fund did not invest in any derivative instruments.

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	23

Notes to financial statements (cont’d)

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class A	$309,025	$308,419	$31,378
Class B	200,832	127,900	11,810
Class C	94,395	2,663	1,421
Class I	—	14	3
Total	$604,252	$438,996	$44,612

*	For the period February 1, 2009 through September 2, 2009. Subsequent to September 2, 2009, these expenses were accrued as common fund expenses.

6. Distributions to shareholders by class

	Year Ended January 31, 2010	Year Ended January 31, 2009
Net Investment Income:
Class A	$1,651,972	$2,179,603
Class B	60,946	126,892
Class C	76,227	94,896
Class I	640	165
Total	$1,789,785	$2,401,556

7. Shares of beneficial interest

At January 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2010		Year Ended January 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	682,130	$9,148,699	793,594	$11,940,277
Shares issued on reinvestment	121,034	1,621,804	143,583	2,105,603
Shares repurchased	(1,544,385)	(20,573,618)	(2,259,364)	(34,073,815)
Net decrease	(741,221)	$(9,803,115)	(1,322,187)	$(20,027,935)

Class B
Shares sold	110,337	$1,474,039	148,330	$2,204,859
Shares issued on reinvestment	5,012	60,718	8,740	125,875
Shares repurchased	(607,071)	(8,121,610)	(786,706)	(11,868,305)
Net decrease	(491,722)	$(6,586,853)	(629,636)	$(9,537,571)

Class C
Shares sold	62,002	$848,993	98,725	$1,530,040
Shares issued on reinvestment	4,955	67,041	5,688	83,442
Shares repurchased	(137,724)	(1,797,174)	(133,326)	(1,969,806)
Net decrease	(70,767)	$(881,140)	(28,913)	$(356,324)

24	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

	Year Ended January 31, 2010		Year Ended January 31, 2009
	Shares	Amount	Shares		Amount

Class I
Shares sold	1,787	$23,700	1,242	[1]	$20,000	[1]
Shares issued on reinvestment	47	640	12	[1]	165	[1]
Net increase	1,834	$24,340	1,254		$20,165

[1]	For the period July 24, 2008 (inception date) to January 31, 2009.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended January 31, was as follows:

	2010	2009

Distributions Paid From:
Ordinary income	$1,789,785	$2,401,556

As of January 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$186,538
Capital loss carryforward*	(14,690,023)
Other book/tax temporary differences(a)	(430,317)
Unrealized appreciation/(depreciation)(b)	17,993,453
Total accumulated earnings/(losses) — net	$3,059,651

*	As of January 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
1/31/2017	$(6,417,979)
1/31/2018	(8,272,044)
$(14,690,023)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	25

Notes to financial statements (cont’d)

suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended

26	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

11. Prospectus restriction

In conjunction with the Fund’s principal investment strategy and selection process in effect prior to May 31, 2006, the manager considers whether, relative to other companies in an industry, a company that meets certain investment criteria is also sensitive to social issues related to its products, services or methods of doing business. The Fund’s former investment strategy provided that the Fund seeks to avoid investing in a company if the manager has significant reason to believe it is engaged in tobacco production, production of weapons or ownership or design of nuclear facilities. A review of the Fund’s investments held during the year ended January 31, 2007, identified certain securities (Danaher Corporation and PG&E Corporation) that engaged in some of these activities directly or through their affiliates. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These securities were purchased in February, March and July 2003, as well as in February 2004. The Fund disposed of these securities in January and March 2006 and realized a total gain of $4,087,452. For the year ended January 31, 2007, realized gains on those securities were $3,742,271.

Additionally, it was determined that two other securities were purchased and held in violation of the Fund’s principal investment strategy as outlined above. In each case, the revenue generated by the prohibited activities did not constitute a significant portion of the issuer’s revenues. These two securities, FPL Group, Inc. and The Southern Company, were purchased in March, July, October, and December 2002 and were sold for a total realized gain of $1,473,146 in January and November 2005.

Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2005, would have been lower by approximately 0.60%, for each respective class. Excluding the effect of the unrealized and realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	27

Notes to financial statements (cont’d)

returns, for the year ended January 31, 2006, would have been lower by approximately 0.20%, for each respective class. Excluding the effect of the realized gains on these investments from ending net asset value per share, Class A, Class B and Class C total returns, for the year ended January 31, 2007, would have been lower by approximately 0.20%, for each respective class.

28	Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Investment Counsel Social Awareness Fund (formerly Legg Mason Partners Social Awareness Fund), a series of Legg Mason Partners Equity Trust, as of January 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2010, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Investment Counsel Social Awareness Fund as of January 31, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 19, 2010

Legg Mason Investment Counsel Social Awareness Fund 2010 Annual Report	29

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which Legg Mason Investment Counsel, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business

30	Legg Mason Investment Counsel Social Awareness Fund

plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed better than the median for the three-year period, but performed below the median for the one-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2009, which showed the Fund’s performance was lower than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and to improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 14 retail front-end load mixed-asset target allocation growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load mixed-asset target alloca -

Legg Mason Investment Counsel Social Awareness Fund	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

tion growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group, but higher than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was slightly higher than the median of the total expense ratios of the other funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

32	Legg Mason Investment Counsel Social Awareness Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund) (the “Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees

Paul R. Ades

Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Andrew L. Breech

Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Dwight B. Crane

Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Robert M. Frayn, Jr.*

Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Legg Mason Investment Counsel Social Awareness Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Frank G. Hubbard

Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Howard J. Johnson

Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

David E. Maryatt

Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Jerome H. Miller

Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

Ken Miller

Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer) division of Li & Fung (since 1963)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None

34	Legg Mason Investment Counsel Social Awareness Fund

Independent Trustees cont’d

John J. Murphy

Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Funds (since 2008); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	53
Other board memberships held by Trustee	None
Interested Trustee

R. Jay Gerken, CFA[3]

Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates (since 2006); President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	133
Other board memberships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

Legg Mason Investment Counsel Social Awareness Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Officers

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

36	Legg Mason Investment Counsel Social Awareness Fund

Officers cont’d

Steven Frank Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason Investment Counsel Social Awareness Fund	37

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2010:

Record date	3/30/2009	6/29/2009	9/29/2009	12/28/2009
Payable date	3/31/2009	6/30/2009	9/30/2009	12/29/2009
Ordinary income:
Qualified dividend income for individuals	83.81%	97.55%	97.55%	97.55%
Dividends qualifying for the dividends
received deduction for corporations	71.82%	72.48%	72.48%	72.48%
Interest from Federal obligations	1.33%	1.33%	1.33%	1.33%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

38	Legg Mason Investment Counsel Social Awareness Fund

Legg Mason

Investment Counsel Social Awareness Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.*

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason Investment Counsel, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc. 2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Investment Counsel Social Awareness Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Social Awareness Fund. This report is not authorized for distribution to prospective investors in the Legg Mason Investment Counsel Social Awareness Fund unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

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Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments. May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0912 3/10 SR10-1053

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2009 and January 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $147,200 in 2009 and 264,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,700 in 2009 and $0 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”)

requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	March 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	March 30, 2010

By:	/s/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	March 30, 2010